LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL JAPAN EQUITY FUND

July 23, 1998

Dear Shareholder:

Unfortunately, the semi-annual report for this fund is not as cheerful as those of our domestic or European equity funds. As economic conditions in Japan worsened, the first six months of 1998 proved to be a difficult time for Japan's equity market. As a result, your fund posted a return of -3.09% for the period.

The fund's net asset value decreased from $6.14 per share at December 31, 1997, to $5.95 per share on June 30, 1998. In addition, the fund's net assets declined from approximately $1.9 million on December 31, 1997, to approximately $1.3 million at the end of the period under review. The net assets of The Japan Equity Portfolio, in which the fund invests, totaled approximately $2.5 million on June 30, 1998.

The report that follows includes an interview with Masato Degawa, a member of our portfolio management team. This interview is designed to answer commonly asked questions about the fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/  Ramon de Oliveira                   /s/  Keith M. Schappert

Ramon de Oliveira                        Keith M. Schappert
Chairman of Asset Management Services    President of Asset Management Services
J.P. Morgan & Co. Incorporated           J.P. Morgan & Co. Incorporated


--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS. . . . 1      FUND FACTS AND HIGHLIGHTS. . . . . 6

FUND PERFORMANCE. . . . . . . . . 2      FINANCIAL STATEMENTS . . . . . . . 8

PORTFOLIO MANAGER Q&A . . . . . . 3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of ow a fund has performed over the short term.

 PERFORMANCE                                       TOTAL RETURNS                AVERAGE ANNUAL TOTAL RETURNS
                                                  ----------------------       ----------------------------
                                                  THREE         SIX            ONE            SINCE
AS OF JUNE 30, 1998                               MONTHS        MONTHS         YEAR           INCEPTION*
-----------------------------------------------------------------------------------------------------------
J.P. Morgan Institutional Japan Equity Fund       -2.94%        -3.09%         -35.88%        -19.95%

TOPIX**                                           -5.37%        -1.52%         -34.22%        -19.26%

Lipper Japanese Fund Average                      -1.18%         1.26%         -24.98%        -10.47%


* FEBRUARY 29, 1996

** THE TOKYO STOCK PRICE INDEX (TOPIX) IS AN UNMANAGED, MARKET
CAPITALIZATION-WEIGHTED INDEX COMPRISING ALL STOCKS IN THE FIRST SECTION OF THE TOKYO STOCK EXCHANGE. THE INDEX DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with MASATO DEGAWA, who is a member of the portfolio management team for The Japan Equity Portfolio in which the fund invests. Masato joined Morgan's International Investment Group in 1993 as a Japanese equity portfolio manager. Prior to joining Morgan, he was a senior analyst with Morgan Stanley in Tokyo covering Japanese utilities and special situations. He has both a BA and MA degree from Oxford University, England, in Engineering Science and Economics. This interview was conducted on July 17, 1998 and reflects Masato's views on that date.

FIRST, ON EVERYONE'S MIND, WILL THE RESIGNATION OF PRIME MINISTER HASHIMOTO HELP OR HINDER JAPAN'S ECONOMIC RECOVERY?

MD: Both investors and voters alike were surprised by the defeat of Liberal Democratic Party (LDP) -- the ruling party in Japan for a number of years -- which was the catalyst for Hashimoto tendering his resignation. What is not surprising, however, is that Japan's populace is upset with the state of its economy, and has sent a clear message that they blame their existing government for its plight. With seven previous economic packages having failed to resuscitate Japan's weak economy, one can't blame the voters for losing their patience and for assessing that their government just couldn't get it right.

What is not clear, however, is what good this change in administration will do. To date, there continues to be a lack of leadership and strategy as to how Japan's economy will be turned around, and what agenda will be followed in the future. Japan's problems are complex and severe -- we're not so sure a new administration is the easy solution.

Having said that, however, our conclusion is that we must wait and see. We believe that the new leadership will likely move slowly and cautiously, not wanting to take any action that could result in a drastic mistake. Our attitude, therefore, is that the change in administration will neither help nor hinder Japan's recovery; that the new leadership will likely muddle through as Hashimoto's house did -- at least in the near term. Our view is that it will take a very serious event -- a crisis, so to speak -- to get the government, old or new, to react drastically or immediately.

OVER THE SIX-MONTH REPORTING PERIOD, ECONOMIC CONDITIONS IN JAPAN SEEMED TO GO FROM BAD TO WORSE. CAN YOU GIVE US SOME BACKGROUND AS TO WHY?

MD: There are three major factors we can identify as contributing to Japan's deterioration: deeper-than-expected banking sector problems, weak consumer demand, and a premature increase in the country's value-added tax (VAT). Furthermore, while each are seemingly separate influences, they are to some extent interrelated, and have thus compounded the severity of Japan's situation. Let me explain.

Japan's severe banking-sector problems come in the form of bad, or defaulting loans. Most Japanese banks were not in the habit of conducting adequate credit checks, and therefore lent a lot of money to companies that ended up having trouble paying their debt. The banks, then, obviously suffered. With their balance sheets in such bad shape -- no solvency, no profits -- the banks have been unable to provide the necessary capital for businesses, both public and entrepreneurs, to grow. Japan's future, from everyone's perspective, then looked dismal, which brings us to consumer demand.

With Japan's future looking so bleak, the Japanese consumer did not feel safe to spend. As a result, consumers put more money in savings, eliminating the demand that would have been an obvious catalyst to spur manufacturing and GDP growth.

Lastly, the Japanese government, very prematurely, we think, raised its VAT, or consumption tax, thus further stifling consumer demand. While the increase actually came in 1997, the effects of it were felt into 1998. So, as you correctly surmised, Japan's situation went from bad to worse. And it is these problems that the new administration will have to figure out how to correct.

The one positive in this scenario, however, is that the Japanese people have a lot of money in the bank and are not suffering from the hardships of poverty or severe unemployment, as is often the case when economies go into recession. This, however, is another reason why the government has not felt the urgency to react and make immediate changes. So even some positives are really negatives in the long run.

GIVEN SUCH A DISMAL BACKDROP, HOW DOES ONE INVEST IN SUCH AN ECONOMY? ARE THERE INDUSTRIES OR COMPANIES THAT WILL STILL DO WELL REGARDLESS OF JAPAN'S UNDERLYING WEAKNESS?

MD: Yes. There are still investments that can be made in Japan. While there is essentially a two-tier market right now -- companies differentiated by either doing business locally or internationally -- we have been able to find value among those that export outside Japan and the Asian region. Companies like Sony, for example, have been doing extraordinarily well, as they conduct a lot of business outside Asia; in the U.S. and Europe, for instance. So there are companies which have managed to remain competitive. And it is also true that Japan still enjoys a huge current-account surplus, reflecting that the exports from Japan remain extraordinarily competitive. While that is partly due to the weakened yen, Japanese manufacturers have been improving sales. So it is the defensive sectors, or the exporters, that have done well.

SPECIFICALLY, HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD?

MD: There was a clear difference in how the fund performed relative to the benchmark in the first three months of the period, which was poor, compared to its turnaround in the second half of the period, which was relatively impressive versus the index. Unfortunately, however, for the six-month period taken as a whole, the fund was unable to beat its benchmark (TOPIX).

CAN YOU TELL US WHAT WENT WRONG IN THE FIRST QUARTER AND, CONVERSELY, WHAT WENT RIGHT IN THE SECOND QUARTER?

MD: During the first two months of the year, speculation in the market was massive. Value-oriented investors, as we are, therefore had extreme difficulty. To make a very long story short, what basically happened is that bad quality stocks performed very well, which were not the stocks in which the portfolio was invested.

However, starting around the end of March, investors began realizing that Japan's economic and banking-sector problems were much more serious than initially suspected. Everybody started waking up to the reality. Speculators started getting very, very scared and began selling the lower-quality stocks in which they had invested heavily during the first quarter. Investors starting taking a more careful look at the balance sheets and fundamentals of companies -- which is something that we always do -- and, as a result, began putting their money in the higher-quality stocks in which the portfolio was already invested.

As a result, the fund's second-half performance was much better than its benchmark. However, the gains were not large enough to offset its underperformance of the first half of the reporting period.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1998?

MD: At the moment, we are cautious on Japan, believing that things may likely get a little worse before they get better. As we discussed, the banks are very concerned about bad-loan problems and, therefore, are certainly not lending enough -- which is likely to create more bankruptcies.

So we are expecting more negative news to come out in the second half of this year, which we think could trigger another downward trend in the market.

GIVEN THIS OUTLOOK, HOW ARE YOU INVESTING THE PORTFOLIO?

MD: Basically, the best we can do is keep the portfolio invested in high-quality names. We already pay a lot of attention to the quality of balance sheets and a company's credit. While the road may seem rocky in the short run, we believe, however, that by sticking to our "value" philosophy, the time will come when Japan will be recognized as too oversold, and more investors will begin recognizing the value that we are currently seeing. So, for now, the success from investing in Japan will be more a long-term, rather than short-term, reward.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Institutional Japan Equity Fund seeks to provide a high total return from a portfolio of equity securities of Japanese companies. It is designed for investors who want an actively managed portfolio of Japanese equity securities that seeks to outperform the Tokyo Stock Price Index, a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange. As an international investment, the Fund is subject to foreign political and currency risk, in addition to market risk.

--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
2/29/96

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 6/30/98
$1,314,729

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 6/30/98
$2,544,434

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/18/98


EXPENSE RATIO
The fund's current annualized expense ratio of 0.92% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF JUNE 30, 1998

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

TECHNOLOGY                           23.9%

CONSUMER GOODS & SERVICES            19.6%

FINANCE                              16.8%

BASIC INDUSTRIES                     16.3%

INDUSTRIAL PRODUCTS & SERVICES       14.4%

TRANSPORTATION                        5.6%

HEALTH CARE                           2.6%

SHORT-TERM AND OTHER INVESTMENTS      0.8%

LARGEST HOLDINGS                                       % OF TOTAL INVESTMENTS
--------------------------------------------------------------------------------
TOYOTA MOTOR CORP. LTD. (CONSUMER GOODS & SERVICES)                      5.4%

TAKEDA CHEMICAL INDUSTRIES LTD. (BASIC INDUSTRIES)                       4.4%

SONY CORP., 1.4%, DUE 3/31/05 (TECHNOLOGY)                               4.2%

PIONEER ELECTRONICS CORP. (TECHNOLOGY)                                   4.0%

ITO-YOKADO CO. LTD. (CONSUMER GOODS & SERVICES)                          3.9%

TOSTEM CORP. (INDUSTRIAL PRODUCTS & SERVICES)                            3.7%

FUJITSU LTD. (TECHNOLOGY)                                                3.5%

WEST JAPAN RAILWAY CO. (TRANSPORTATION)                                  3.3%

SONY MUSIC ENTERTAINMENT INC. (CONSUMER GOODS & SERVICES)                3.0%

HONDA MOTOR CO. LTD. (CONSUMER GOODS & SERVICES)                         3.0%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORK SERVES AS AN INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell securities. Opinions expressed herein are based on current market conditions and are subject to change without notice.The fund invests in foreign securities which are subject to special risks including economic and political uncertainty and currency fluctuations; prospective investors should refer to the fund's prospectus for a discussion of these risks. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL JAPAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS
Investment in The Japan Equity Portfolio
  ("Portfolio"), at value                          $ 1,334,021
Deferred Organization Expenses                           4,424
Prepaid Expenses and Other Assets                            9
                                                   -----------
    Total Assets                                     1,338,454
                                                   -----------
LIABILITIES
Shareholder Servicing Fee Payable                          104
Administrative Services Fee Payable                         30
Administration Fee Payable                                  11
Accrued Expenses                                        23,580
                                                   -----------
    Total Liabilities                                   23,725
                                                   -----------
NET ASSETS
Applicable to 220,894 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $ 1,314,729
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $5.95
                                                          ----
                                                          ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $ 3,180,565
Distributions in Excess of Net Investment Income       (14,119)
Accumulated Net Realized Loss on Investment         (2,127,627)
Net Unrealized Appreciation of Investment              275,910
                                                   -----------
    Net Assets                                     $ 1,314,729
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL JAPAN EQUITY FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $1,432)                                  $   5,843
Allocated Interest Income (Net of Foreign
  Withholding Tax of $81)                                         2,745
Allocated Portfolio Expenses (Net of
  Reimbursement of $13,100)                                      (7,458)
                                                              ---------
    Net Investment Income Allocated from
      Portfolio                                                   1,130
FUND EXPENSES
Transfer Agent Fees and Expenses                   $  7,251
Printing Expenses                                     6,630
Registration Fees                                     5,049
Professional Fees                                     3,433
Amortization of Organization Expenses                   822
Shareholder Servicing Fee                               813
Administrative Services Fee                             240
Fund Services Fee                                        24
Administration Fee                                       18
Insurance Expense                                        17
Trustees' Fees and Expenses                              16
Miscellaneous                                         2,126
                                                   --------
    Total Fund Expenses                              26,439
Less: Reimbursement of Expenses                     (26,439)
                                                   --------
NET FUND EXPENSES                                                    --
                                                              ---------
NET INVESTMENT INCOME                                             1,130
NET REALIZED LOSS ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                    (908,412)
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                           871,089
                                                              ---------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $ (36,193)
                                                              ---------
                                                              ---------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL JAPAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                     JUNE 30,      FOR THE FISCAL
                                                       1998          YEAR ENDED
                                                   (UNAUDITED)    DECEMBER 31, 1997
                                                   ------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $     1,130    $          1,618
Net Realized Loss on Investment Allocated from
  Portfolio                                           (908,412)         (1,053,939)
Net Change in Unrealized Appreciation of
  Investment Translations                              871,089              33,763
                                                   ------------   -----------------
    Net Decrease in Net Assets Resulting from
      Operations                                       (36,193)         (1,018,558)
                                                   ------------   -----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold        95,113           5,139,663
Cost of Shares of Beneficial Interest Redeemed        (617,392)         (3,749,775)
                                                   ------------   -----------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                   (522,279)          1,389,888
                                                   ------------   -----------------
    Total Increase (Decrease) in Net Assets           (558,472)            371,330
NET ASSETS
Beginning of Period                                  1,873,201           1,501,871
                                                   ------------   -----------------
End of Period (including distributions in excess
  of net investment income of $14,119 and 15,249)  $ 1,314,729    $      1,873,201
                                                   ------------   -----------------
                                                   ------------   -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE J.P. MORGAN INSTITUTIONAL JAPAN EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                                      FOR THE PERIOD
                                                        FOR THE             FOR THE FISCAL          FEBRUARY 29, 1996
                                                    SIX MONTHS ENDED          YEAR ENDED             (COMMENCEMENT OF
                                                     JUNE 30, 1998           DECEMBER 31,          OPERATIONS) THROUGH
                                                      (UNAUDITED)                1997               DECEMBER 31, 1996
                                                   ------------------     -------------------     ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $          6.14        $             8.67      $            10.00
                                                   ------------------     -------------------     ----------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                  0.00   (d)                0.03                   (0.05)
Net Realized and Unrealized Loss on Investment               (0.19   )                 (2.56)                  (1.28)
                                                   ------------------     -------------------     ----------------------
Total from Investment Operations                             (0.19   )                 (2.53)                  (1.33)
                                                   ------------------     -------------------     ----------------------

NET ASSET VALUE, END OF PERIOD                     $          5.95        $             6.14      $             8.67
                                                   ------------------     -------------------     ----------------------
                                                   ------------------     -------------------     ----------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                 (3.09   )%(a)             (29.18)%               (13.30)%(a)
Net Assets, End of Period (in thousands)           $         1,315        $            1,873      $            1,502
Ratios to Average Net Assets
  Expenses                                                    0.92%(b)                  1.00%                   0.89%(b)
  Net Investment Income (Loss)                                0.14%(b)                  0.04%                  (0.28)%(b)
  Expenses without Reimbursement                              5.78%(b)                  2.74%                   2.50%(c)

------------------------
(a) Not Annualized.

(b) Annualized.

(c) After consideration of certain state limitations.

(d) Less than $0.01.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL JAPAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan Institutional Japan Equity Fund (the "fund") is a separate series of the J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on February 29, 1996. Prior to January 1, 1998, the trust's and the fund's names were The JPM Institutional Funds and The JPM Institutional Japan Equity Fund, respectively. See Note 6 for termination of operations of the fund subsequent to June 30, 1998.

The fund invests all of its investable assets in The Japan Equity Portfolio (the "portfolio"), a non-diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (approximately 52% at June 30, 1998). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid annually.

   d) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   e) The fund incurred organization expenses in the amount of $17,000. Morgan Guaranty Trust Company of New York ("Morgan") has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five-years beginning with the commencement of operations of the fund.

   f) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

J.P. MORGAN INSTITUTIONAL JAPAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of a complex-wide charge of $425,000 plus FDI's out-of-pocket expenses.The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust, and certain other investment companies subject to similar agreements with FDI. For the six months ended June 30,1998, the fee for these services amounted to $18.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund had agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and other portfolios in which the trust and the J.P. Morgan Funds (formerly The JPM Pierpont Funds) invest (the "master portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of the aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended June 30, 1998, the fee for these services amounted to $240 .

      In addition, Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 1.00% of the average daily net assets of the fund through April 30, 1999. For the six months ended June 30, 1998, Morgan has agreed to reimburse the fund $26,439 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance services to fund shareholders.The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the six months ended June 30, 1998, Morgan's fee for these services amounted to $813 .

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $24 for the six months ended June 30, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios, and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the fund's allocated portion of these total fees and expenses.

J.P. MORGAN INSTITUTIONAL JAPAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------
      The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $5.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                     JUNE 30,      FOR THE FISCAL
                                                       1998          YEAR ENDED
                                                   (UNAUDITED)    DECEMBER 31, 1997
                                                   ------------   -----------------
Shares sold......................................       14,282             696,631
Shares redeemed..................................      (98,443)           (564,867)
                                                   ------------   -----------------
Net Increase (Decrease)..........................      (84,161)            131,764
                                                   ------------   -----------------
                                                   ------------   -----------------

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund and portfolio.

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. The maximum borrowing under the Agreement was $100,000,000. The Agreement expired on May 27,1998, however, the fund as party to the Agreement has extended the Agreement and will continue its participation therein for an additional 364 days until May 26, 1999. The maximum borrowing under the new Agreement is $150,000,000. Additionally, since all the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement.The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the funds in accordance with procedures established by their respective trustees or directors. The fund has not borrowed pursuant to the Agreement as of June 30, 1998.

5. OTHER MATTERS

Prior to January 16,1998, the fund invested in the portfolio along with a U.S. and a non-U.S. fund managed by Morgan. On January 16,1998, the non-U.S. fund withdrew its interest in the portfolio through an in-kind withdrawal amounting to $167,623,751. The withdrawal did not create a taxable event to the fund or reduce the net assets of the fund, but it did reduce the net assets of the portfolio.

6. TERMINATION OF FUND

The trustees on July 8, 1998 approved a resolution to terminate the fund. The liabilities incurred in connection with the termination and any liabilities which arise after the termination date will be paid by Morgan. The fund will be liquidated and all shareholder accounts will be redeemed on or about August 14, 1998.

The Japan Equity Portfolio
Semi-Annual Report June 30, 1998
(unaudited)
(The following pages should be read in conjunction with J.P. Morgan Institutional Japan Equity Fund
Semi-Annual Financial Statements)

THE JAPAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
COMMON STOCK (85.5%)
BASIC INDUSTRIES (15.3%)
CHEMICALS (11.4%)
Bridgestone Corp.(s).............................        3,000   $    70,901
Dai Nippon Ink & Chemicals Inc.(s)...............       17,000        52,059
Ishihara Sangyo Kaisha Ltd.+(s)..................       10,000        13,834
Sekisui Chemical Co. Ltd.(s).....................        9,000        46,042
Takeda Chemical Industries Ltd.(s)...............        4,000       106,352
                                                                 -----------
                                                                     289,188
                                                                 -----------
METALS & MINING (3.9%)
Kawasaki Steel Corp.(s)..........................       21,000        37,828
Nippon Steel Corp.(s)............................       21,000        36,920
Tokyo Steel Manufacturing Co. Ltd.(s)............        5,000        25,723
                                                                 -----------
                                                                     100,471
                                                                 -----------
  TOTAL BASIC INDUSTRIES.........................                    389,659
                                                                 -----------

CONSUMER GOODS & SERVICES (18.4%)
AUTOMOTIVE (7.9%)
Honda Motor Co. Ltd.(s)..........................        2,000        71,189
Toyota Motor Corp. Ltd.(s).......................        5,000       129,337
                                                                 -----------
                                                                     200,526
                                                                 -----------
BROADCASTING & PUBLISHING (0.8%)
Toppan Printing Co. Ltd.(s)......................        2,000        21,386
                                                                 -----------

MERCHANDISING (3.4%)
Canon Sales Co., Inc.(s).........................        1,000        13,589
Sony Music Entertainment Inc.(s).................        1,700        72,148
                                                                 -----------
                                                                      85,737
                                                                 -----------

RETAIL (6.3%)
Aoyama Trading Co. Ltd.(s).......................        1,000        24,642
Ito - Yokado Co. Ltd.(s).........................        2,000        94,102
Izumiya Co. Ltd.(s)..............................        5,000        32,100
Xebio Co. Ltd.(s)................................          700        10,466
                                                                 -----------
                                                                     161,310
                                                                 -----------
  TOTAL CONSUMER GOODS & SERVICES................                    468,959
                                                                 -----------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------

FINANCE (12.7%)
BANKING (5.0%)
Asahi Bank Ltd.(s)...............................       12,000   $    52,743
Sumitomo Trust & Banking Co. Ltd.(s).............        9,000        40,206
The Bank of Tokyo - Mitsubishi Ltd.(s)...........          400         4,234
The Sakura Bank Ltd.(s)..........................        4,000        10,376
Toyo Trust & Banking Co. Ltd.(s).................        4,000        19,800
                                                                 -----------
                                                                     127,359
                                                                 -----------

FINANCIAL SERVICES (3.3%)
Nomura Securities Co. Ltd.(s)....................        4,000        46,547
Takefuji Corp.(s)................................          800        36,892
                                                                 -----------
                                                                      83,439
                                                                 -----------

INSURANCE (1.6%)
Mitsui Marine & Fire Insurance Co. Ltd.(s).......        2,000        10,044
Tokio Marine & Fire Insurance Co. Ltd.(s)........        3,000        30,825
                                                                 -----------
                                                                      40,869
                                                                 -----------

REAL ESTATE (2.8%)
Mitsubishi Estate Co. Ltd.(s)....................        8,000        70,325
                                                                 -----------
  TOTAL FINANCE..................................                    321,992
                                                                 -----------

HEALTHCARE (2.5%)
PHARMACEUTICALS (2.5%)
Yamanouchi Pharmaceutical Co. Ltd.(s)............        3,000        62,471
                                                                 -----------

INDUSTRIAL PRODUCTS & SERVICES (13.5%)
CONSTRUCTION & HOUSING (6.3%)
Nishimatsu Construction Co. Ltd.(s)..............        7,000        34,298
Sekisui House Ltd.(s)............................        3,000        23,237
Toda Construction Co.(s).........................        4,000        15,996
Tostem Corp.(s)..................................        6,800        88,096
                                                                 -----------
                                                                     161,627
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JAPAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
ELECTRICAL EQUIPMENT (2.8%)
Hitachi Ltd.(s)..................................        6,000   $    39,125
Ricoh Co. Ltd.(s)................................        3,000        31,581
                                                                 -----------
                                                                      70,706
                                                                 -----------

MACHINERY (3.6%)
Ebara Corp.(s)...................................        4,000        35,566
Fanuc Ltd.(s)....................................        1,000        34,586
Kubota Corp.(s)..................................        1,000         2,306
Sanden Corp.(s)..................................        3,000        20,298
                                                                 -----------
                                                                      92,756
                                                                 -----------
MANUFACTURING (0.8%)
Tsubakimoto Chain Co.(s).........................        6,000        20,103
                                                                 -----------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                    345,192
                                                                 -----------

TECHNOLOGY (17.8%)
COMPUTER SYSTEMS (3.3%)
Fujitsu Ltd.(s)..................................        8,000        84,159
                                                                 -----------

ELECTRONICS (8.1%)
Canon, Inc.(s)...................................        1,000        22,697
Fuji Photo Film Co. Ltd.(s)......................        2,000        69,604
Pioneer Electronic Corp.(s)......................        5,000        95,471
Sony Corp.(s)....................................          200        17,221
                                                                 -----------
                                                                     204,993
                                                                 -----------
SEMICONDUCTORS (4.6%)
Tokyo Electron Ltd.(s)...........................        2,000        61,246
Tokyo Ohka Kogyo Co. Ltd.(s).....................        2,000        56,778
                                                                 -----------
                                                                     118,024
                                                                 -----------
TELECOMMUNICATIONS (1.8%)
DDI Corp.(s).....................................           13        45,243
                                                                 -----------
  TOTAL TECHNOLOGY...............................                    452,419
                                                                 -----------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------

TRANSPORTATION (5.3%)
RAILROADS (3.1%)
West Japan Railway Co.(s)........................           22   $    79,735
                                                                 -----------

WHOLESALE & INTERNATIONAL TRADE (2.2%)
Mitsubishi Corp.(s)..............................        9,000        55,770
                                                                 -----------
  TOTAL TRANSPORTATION...........................                    135,505
                                                                 -----------
  TOTAL COMMON STOCK (COST $2,779,566)...........                  2,176,197
                                                                 -----------

                                                    PRINCIPAL
                                                     AMOUNT
                                                    (IN JPY)
                                                   -----------
FIXED INCOME SECURITIES (3.9%)
TECHNOLOGY (3.9%)
ELECTRONICS (3.9%)
Sony Corp., 1.4% due 03/31/05
  (COST $103,600)................................    9,000,000        99,542
                                                                 -----------
CONVERTIBLE BONDS (4.0%)
FINANCE (3.1%)
FINANCIAL SERVICES (3.1%)
AB International Cayman Trust, 0.05% due
  7/31/07(s).....................................    2,000,000        13,366
Sanwa International Finance Trust, 1.25% due
  07/31/05(s)....................................    9,000,000        66,308
                                                                 -----------
  TOTAL FINANCE..................................                     79,674
                                                                 -----------

TECHNOLOGY (0.9%)
COMPUTER SYSTEMS (0.9%)
Ricoh Co. Ltd., 1.5% due 03/29/02................    2,000,000        22,048
                                                                 -----------
  TOTAL CONVERTIBLE BONDS (COST $108,632)........                    101,722
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JAPAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                     AMOUNT
               SECURITY DESCRIPTION                 (IN USD)        VALUE
-------------------------------------------------  -----------   -----------
SHORT-TERM INVESTMENTS (0.8%)
U.S. TREASURY OBLIGATIONS (0.8%)
United States Treasury Bills, 5.03% due 08/20/98
  (COST $19,863)(s)..............................  $    20,000   $    19,863
                                                                 -----------
TOTAL INVESTMENTS (COST $3,011,661) (94.2%)...................
                                                                   2,397,324
OTHER ASSETS IN EXCESS OF LIABILITIES (5.8%)..................
                                                                     147,110
                                                                 -----------
NET ASSETS (100.0%)...........................................   $ 2,544,434
                                                                 -----------
                                                                 -----------

------------------------------
Note: The cost of investments for federal income tax purposes at June 30, 1998 was $3,013,214; the aggregate gross unrealized appreciation and depreciation was $44,330 and $660,219, respectively, resulting in net unrealized depreciation of $615,889.

+ Non-income producing security.

(s) Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts $869,857 of the market value has been segregated.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JAPAN EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $3,011,661 )            $2,397,324
Cash                                                  177,994
Foreign Currency at Value (Cost $36,391 )              36,455
Receivable for Investments Sold                        13,519
Variation Margin Receivable                             5,990
Prepaid Trustees' Fees                                    779
Interest Receivable                                       488
Dividends Receivable                                      343
Prepaid Expenses and Other Assets                          90
                                                   ----------
    Total Assets                                    2,632,982
                                                   ----------
LIABILITIES
Payable to Advisor                                     51,770
Custody Fee Payable                                     8,400
Administrative Services Fee Payable                    11,149
Advisory Fee Payable                                    2,227
Fund Services Fee Payable                                   2
Accrued Expenses                                       15,000
                                                   ----------
    Total Liabilities                                  88,548
                                                   ----------
NET ASSETS
Applicable to Investors' Beneficial Interests      $2,544,434
                                                   ----------
                                                   ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JAPAN EQUITY PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income (Net of Foreign Withholding Tax
  of $1,003)                                                      $     22,897
Dividend Income (Net of Foreign Withholding Tax
  of $2,425)                                                             9,898
                                                                  ------------
    Investment Income                                                   32,795
EXPENSES
Advisory Fee                                       $     66,322
Custodian Fees and Expenses                              15,346
Professional Fees and Expenses                            7,750
Printing Expenses                                         5,000
Administrative Services Fee                               3,066
Fund Services Fee                                           478
Trustees' Fees and Expenses                                 256
Administration Fee                                          215
Insurance Expense                                            66
Amortization of Organization Expenses                       351
Miscellaneous                                             1,500
                                                   ------------
    Total Expenses                                      100,350
Less: Reimbursement of Expenses                         (17,068)
                                                   ------------
NET EXPENSES                                                            83,282
                                                                  ------------
NET INVESTMENT LOSS                                                    (50,487)
NET REALIZED LOSS ON
  Investment Transactions                           (50,178,052)
  Futures Contracts                                    (121,035)
  Foreign Currency Contracts and Transactions          (214,723)
                                                   ------------
    Net Realized Loss                                              (50,513,810)
NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION OF
  Investments                                        54,402,031
  Futures Contracts                                     (15,048)
  Foreign Currency Contracts and Translations           176,379
                                                   ------------
    Net Change in Unrealized Appreciation                           54,563,362
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                      $  3,999,065
                                                                  ------------
                                                                  ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JAPAN EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                   MONTHS ENDED     FOR THE FISCAL
                                                   JUNE 30, 1998      YEAR ENDED
                                                    (UNAUDITED)    DECEMBER 31, 1997
                                                   -------------   -----------------
DECREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income (Loss)                       $     (50,487)  $        548,681
Net Realized Loss on Investments, Futures and
  Foreign Currency Contracts and Transactions        (50,513,810)       (96,176,243)
Net Change in Unrealized Appreciation of
  Investments, Futures and Foreign Currency
  Contracts and Transactions                          54,563,362          4,789,345
                                                   -------------   -----------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                        3,999,065        (90,838,217)
                                                   -------------   -----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                          1,274,331        198,329,912
Withdrawals                                         (173,281,187)      (317,285,028)
                                                   -------------   -----------------
    Net Decrease from Investors' Transactions       (172,006,856)      (118,955,116)
                                                   -------------   -----------------
    Total Decrease in Net Assets                    (168,007,791)      (209,793,333)
NET ASSETS
Beginning of Period                                  170,552,225        380,345,558
                                                   -------------   -----------------
End of Period                                      $   2,544,434   $    170,552,225
                                                   -------------   -----------------
                                                   -------------   -----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                    FOR THE
                                                   FOR THE SIX       FISCAL        FOR THE PERIOD
                                                   MONTHS ENDED    YEAR ENDED      MARCH 28, 1995
                                                     JUNE 30,     DECEMBER 31,    (COMMENCEMENT OF
                                                       1998       ------------   OPERATIONS) THROUGH
                                                   (UNAUDITED)    1997   1996     DECEMBER 31, 1995
                                                   ------------   ----   -----   -------------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                                0.82%(a) 0.83%  0.81%                0.87%(a)
  Net Investment Income (Loss)                           (0.49)%(a) 0.18% (0.03)%               0.12%(a)
  Expense without Reimbursement                           0.98%(a)   --     --                   --
Portfolio Turnover                                           5%(b)   93%    86%                  60%(b)

------------------------
(a) Annualized.

(b) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JAPAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Japan Equity Portfolio (the "portfolio"), is one of seven subtrusts (portfolios) comprising The Series Portfolio (the "series portfolio"). The series portfolio is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994.The portfolio's investment objective is to provide a high total return from a portfolio of equity securities of issuers that have their principal activities in Japan or are organized under Japanese law. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.The portfolio commenced operations on March 28, 1995. See Note 6 for termination of operations of the portfolio subsequent to June 30, 1998.

Investments in Japanese markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in Japan could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of the issuers of the debt securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the portfolio's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expense are translated at the exchange rate prevailing on the respective dates of such transactions. Translation gains and losses

THE JAPAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------
      resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or at the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) Expenses incurred by the series portfolio with respect to any two or more portfolios in the series portfolio are allocated in proportion to the net assets of each portfolio in the series portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   e) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. Dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations. At June 30,1998, the portfolio had no open forward foreign currency contracts.

   f) Futures - A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect

THE JAPAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------
      correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. At June 30, 1998, the portfolio had open future contracts as follows:

                                                                    NET UNREALIZED   PRINCIPAL AMOUNT
                                                   CONTRACTS LONG    APPRECIATION      OF CONTRACTS
                                                   --------------   --------------   ----------------
Topix Index, expiring September 1998.............              2    $       4,600    $       176,460
                                                   --------------   --------------   ----------------
                                                   --------------   --------------   ----------------

   g) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the portfolio pays Morgan at an annual rate of 0.65% of the portfolio's average daily net assets. For the six months ended June 30, 1998, such fees amounted to $66,322.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI.The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the six months ended June 30, 1998, the fee for these services amounted to $215.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which Morgan acts as an investment advisor (the "master portfolios") and J.P.Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P.Morgan Series Trust. For the six months ended June 30, 1998, the fee for these services amounted to $3,066.

THE JAPAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

In addition, Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 1.00% of the average daily net assets of the portfolio through April 30, 1999. For the six months ended June 30, 1998, Morgan has agreed to reimburse the portfolio $17,068 for expenses under this agreement.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $478 for the six months ended June 30, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P.Morgan Funds, the J.P.Morgan Institutional Funds, the master portfolios and J.P.Morgan Series Trust.The Trustees' Fees and Expenses shown in the financial statements represent the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $100.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended June 30, 1998 were as follows:

COST OF              PROCEEDS
 PURCHASES          FROM SALES
-----------------   ----------
$1,364,063........   2,888,210

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

5. OTHER MATTERS

On January 16, 1998 the portfolio received a withdrawal request in the amount of $167,623,751 as discussed in Note 5 of the fund's Notes to Financial Statements which are included elsewhere in this report. This amount is included in Withdrawals shown on the Statement of Changes in Net Assets. The withdrawal which was made in-kind by transferring certain assets and liabilities, including securities, directly to a non-U.S. fund resulted in a net realized loss on transfer of the securities in the amount of $48,613,992, which is included in the Net Realized Loss on Investment Transactions and Foreign Currency Contracts and Transactions in the Statement of Operations.

6. TERMINATION OF PORTFOLIO

The trustees on July 8, 1998 approved a resolution to terminate the portfolio. The liabilities incurred in connection with the termination and any liabilities which arise after the termination date will be paid by Morgan. The portfolio will be liquidated on or about August 14, 1998.

J.P. MORGAN INSTITUTIONAL FUNDS

            PRIME MONEY MARKET FUND

            TREASURY MONEY MARKET FUND

            FEDERAL MONEY MARKET FUND

            TAX EXEMPT MONEY MARKET FUND

            SHORT TERM BOND FUND

            BOND FUND

            INTERNATIONAL BOND FUND

            GLOBAL STRATEGIC INCOME FUND

            TAX EXEMPT BOND FUND

            NEW YORK TOTAL RETURN BOND FUND

            CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

            DIVERSIFIED FUND

            DISCIPLINED EQUITY FUND

            U.S. EQUITY FUND

            U.S. SMALL COMPANY FUND

            TAX AWARE DISCIPLINED EQUITY FUND:

                 INSTITUTIONAL SHARES

            INTERNATIONAL EQUITY FUND

            EUROPEAN EQUITY FUND

            JAPAN EQUITY FUND

            INTERNATIONAL OPPORTUNITIES FUND

            EMERGING MARKETS EQUITY FUND


FOR MORE INFORMATION ON THE J.P. MORGAN
INSTITUTIONAL FUNDS, CALL J.P. MORGAN FUNDS
SERVICES AT (800)766-7722.
F301SA-986


J.P. MORGAN INSTITUTIONAL
JAPAN EQUITY FUND


SEMI-ANNUAL REPORT
JUNE 30, 1998